SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) January 15, 1997.

                                OMI Trust 1996-A
               (Exact name of registrant as specified in charter)


         Pennsylvania               33-99320               23-7841128
  (State or other jurisdiction     (Commission           (IRS Employer
       of incorporation)            File Number)       Identification No.)

        c/o PNC Bank, National Association
        Corporate Trust Department
        Attention:  Constantine Hromych
        1700 Market Street
        Philadelphia, Pennsylvania                             19103
                  (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (215) 585-8738

 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                                OMI TRUST 1996-A

                                    FORM 8-K


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

                  Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                  Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

                  Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  Not Applicable.

ITEM 5.  OTHER EVENTS.

         OMI Trust 1996-A (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 1996- A (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on January 15, 1997. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibits

         20.1 Monthly Remittance Report relating to the Distribution Date occurring on January 15, 1997.

ITEM 8.  CHANGE IN FISCAL YEAR.

                  Not Applicable.

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            OMI TRUST 1996-A, Registrant

                                            By:  Oakwood Acceptance Corporation,
                                                     as servicer


January 29, 1996                            /s/ DOUGLAS R. MUIR
                                            -------------------

                                                     Douglas R. Muir
                                                     Vice President

                                INDEX OF EXHIBITS

                                                            Page of Sequentially
                                                                Numbered Pages

20.1     Monthly Remittance Report relating to Distribution
         Date occurring on January 15, 1997......................... 5-10

OAKWOOD MORTGAGE INVESTORS, INC. 1996-A           REPORT DATE:  JANUARY 6, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER              POOL REPORT # 11
REMITTANCE REPORT                                                    Page 1 of 6
REPORTING MONTH:                      Dec-96



                    Scheduled Principal Balance of Contracts
------------------------------------------------------------------------------------------

Beginning                                                                  Ending
Principal           Scheduled    Prepaid       Liquidated    Contracts     Principal
Balance             Principal    Principal     Principal     Repurchased   Balance
-----------------------------------------------------------------------------------------


   152,368,263.74  (368,158.49)  (426,895.85)  (362,404.37)       0.00    151,210,805.03
=========================================================================================





 Scheduled                Scheduled                               Amount
 Gross         Servicing  Pass Thru     Liquidation  Reserve    Available for
 Interest         Fee     Interest      Proceeds     Fund Draw  Distribution
-------------------------------------------------------------------------------


1,403,337.59  126,973.55  1,276,364.04  266,341.82      0.00     2,464,733.75
===============================================================================





                                   Reserve Fund as of Cutoff Date
---------------------------------------------------------------------------------------------


 Beginning                         Investment    Balance Before     Reserve     Reserve      Balance After
  Balance    Deposits     Distrib.  Interest  Current Distribution  Fund Draw   Fund Deposit Current Distribution     Excess
--------------------------------------------------------------------------------------------------------------------------------

 326,216.28    0.00    -1,216.28    1,238.70        326,238.70         0.00      0.00          326,238.70            1,238.70
================================================================================================================================






                   Reserve Fund Required Balance
              --------------------------------------
               Before Current    After Current
              Distribution      Distribution
              --------------------------------------

              325,000.00          325,000.00
              ======================================




                          Certificate Account
-------------------------------------------------------------------------------

 Beginning          Deposits                              Investment     Ending
  Balance     Principal      Interest     Distributions   Interest     Balance
-------------------------------------------------------------------------------

130,074.46   1,140,562.17  1,336,064.28  (2,279,736.43)   1,437.38   328,401.86
===============================================================================


               P&I Advances at Distribution Date
--------------------------------------------------------------

  Beginning      Recovered       Current         Ending
   Balance        Advances       Advances        Balance
--------------------------------------------------------------


  936,705.80     887,008.76   1,448,497.55   1,498,194.59
==============================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1996-A       REPORT DATE:  JANUARY 6, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER          POOL REPORT # 11
REMITTANCE REPORT
REPORTING MONTH:                 Dec-96       Page 2 of 6


Class B Crossover Test                                            Test Met?
-------------------------------------------------------------- ---------------

(a) Remittance date on or after August 2000                           N


(b) Average 60 day Delinquency rate (less than equal to)      5%      Y

(c) Average 30 day Delinquency rate (less than equal to)      7%      Y


------------------------------------------------------------
(d) Cumulative losses do not exceed the following

percent of the intitial principal balance of all Certificates


                  April 2000 -Sept. 2001     7%                       N
                  Oct 2001 -Sept. 2002       8%                       N
                  Oct 2002 -                 9%                       N
------------------------------------------------------------



(e) Current realized loss ratio (less than equal to)      2.75%       Y


(f) Are class B principal balances(greater than)=        21.001%

of stated scheduled pool  balance
             Cumulative loss ratio:
               Beginning B-1 balance                13,069,000.00
               Beginning B-2 balance                 6,536,459.00


                                                  ------------------
                                                    19,605,459.00
               Divided by beginning pool
               balance                             152,368,263.74
                                                  ------------------
                                                           12.867%     N
                                                  ==================





    Average 60 day delinquency ratio:


                               Over 60s           Pool Balance            %
                          ------------------------------------------------------

    Current Mo               5,783,219.78      151,210,805.03          3.82%
    1st Preceding Mo         4,931,445.21      152,368,263.74          3.24%
    2nd Preceding Mo         4,402,075.15      153,235,109.43          2.87%
                                                      Divided by          3
                                                                   -------------

                                                                       3.31%
                                                                   =============


    Average 30 day delinquency ratio:


                               Over 30s           Pool Balance            %
                          ------------------------------------------------------

    Current Mo              8,455,363.51          151,210,805.03       5.59%
    1st Preceding Mo        7,862,512.55          152,368,263.74       5.16%
    2nd Preceding Mo        6,952,539.99          153,235,109.43       4.54%
                                                       Divided by         3
                                                                  -------------
                                                                       5.10%
                                                                  =============



    Cumulative losses                                 539,130.25
                                                ------------------
    Divided by Initial Certificate Principal      163,369,459.00       0.330%
                                                                  =============




     Current realized loss ratio:

                               Liquidation        Pool
                                 Losses          Balance
                           --------------------------------------

     Current Mo                96,062.55     152,368,263.74
     1st Preceding Mo          83,164.18     153,235,109.43
     2nd Preceding Mo          58,235.65     154,128,965.31
                                                             0.621%
                                                          ===========

OAKWOOD MORTGAGE INVESTORS, INC. 1996-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER              REPORT DATE:  JANUARY 6, 1997
REMITTANCE REPORT                                              POOL REPORT # 11
REPORTING MONTH:                                Dec-96             Page 3 of 6



                                                              Delinquency Analysis

                                                31 to 59 days            60 to 89 days       90 days and Over      Total Delinq.
              No. of    Principal                  Principal             Principal            Principal                Principal
              Loans     Balance              #     Balance          #    Balance          #   Balance        #       Balance
              -------------------------------------------------------------------------------------------------------------------


Excluding Repos   5,081 148,729,439.96     94    2,573,764.63    42    1,323,667.62    58   2,109,966.19     194   6,007,398.44

        Repos        88   2,481,365.07      5       98,379.10    14      366,914.35    68   1,982,671.62      87   2,447,965.07
              -----------------------------------------------------------------------------------------------------------------

        Total     5,169 151,210,805.03     99    2,672,143.73    56    1,690,581.97   126   4,092,637.81     281   8,455,363.51
              =================================================================================================================

                                                                                                            5.4%          5.59%
                                                                                                            ===================






                                    Repossession Analysis
     Active Repos              Reversal          Current Month
      Outstanding            (Redemption)           Repos            Cumulative Repos
       Principal                Principal          Principal           Principal
 #     Balance          #        Balance      #    Balance       #     Balance
-------------------------------------------------------------------------------------------


88   2,481,365.07      -2    (48,223.44)     33   847,911.36    197    4,974,415.64



 OAKWOOD MORTGAGE INVESTORS, INC. 1996-A
 OAKWOOD ACCEPTANCE CORP. -  SERVICER             REPORT DATE:  JANUARY 6, 1997
 REMITTANCE REPORT                                             POOL REPORT # 11
 REPORTING MONTH:                         Dec-96
                                                                    Page 4 of 6
 REPOSSESSION LIQUIDATION REPORT



                   Liquidated
  Account Customer Principal     Sales      Insur.     Total    Repossession
   Number   Name    Balance    Proceeds     Refunds   Proceeds    Expenses
-----------------------------------------------------------------------------


079290-3  GENTHON   28,561.14   23,475.00  2,529.30   26,004.30    2,204.25
082079-5  JONES     10,230.69   12,100.00    909.38   13,009.38      859.50
074837-6  HOOD      18,278.43   15,900.00  1,823.27   17,723.27    2,165.09
079751-4  SWINNEY   13,423.93   18,900.00    998.78   19,898.78    1,589.00
080977-2  BYARS     16,497.68    4,400.00  1,860.34    6,260.34        0.00
080989-7  OWENS     13,105.45    3,500.00    925.51    4,425.51    1,174.00
082495-3  BROWN     16,450.23   15,900.00    660.89   16,560.89    4,415.18
079866-0  DEAN      29,512.90   26,000.00   1984.17   27,984.17    2,874.99
083481-2  GALINDO   31,799.92   31,900.00  2,204.60   34,104.60    3,966.11
084487-8  TERRY     19,126.82   21,500.00  1,233.97   22,733.97    3,391.08
079176-4  WILSON    22,552.08   20,900.00    742.07   21,642.07    2,004.40
080787-5  DUGGINS   20,585.73   19,700.00    726.97   20,426.97    3,477.02
081118-2  MOSS      27,302.80   23,900.00  1,635.43   25,535.43    2,050.29
082375-7  LACY      27,986.85   28,900.00  1,174.51   30,074.51    2,866.90
082611-5  TROYER    27,291.05   25,900.00    145.56   26,045.56    1,132.30
083610-6  MCMURPHY  27,432.41   26,500.00  1,281.36   27,781.36    2,976.50
814764    MESSER    12,266.26    3,725.00     28.83    3,753.83      732.00
                                                           0.00
                  -----------------------------------------------------------
                   362,404.37  323,100.00 20,864.94  343,964.94   37,878.61
                  ===========================================================


                       Net                   Net        Current
  Account Customer Liquidation  Unrecov.  Pass Thru   Period Net   Cumulative
   Number   Name    Proceeds    Advances   Proceeds   Gain/(Loss) Gain/(Loss)
------------------------------------------------------------------------------


079290-3  GENTHON   23,800.05    5,407.15  18,392.90  (10,168.24)
082079-5  JONES     12,149.88    1,675.92  10,473.96      243.27
074837-6  HOOD      15,558.18    3,133.62  12,424.56   (5,853.87)
079751-4  SWINNEY   18,309.78    1,849.54  16,460.24    3,036.31
080977-2  BYARS      6,260.34    2,024.16   4,236.18  (12,261.50)
080989-7  OWENS      3,251.51    2,084.40   1,167.11  (11,938.34)
082495-3  BROWN     12,145.71    2,072.48  10,073.23   (6,377.00)
079866-0  DEAN      25,109.18    2,810.64  22,298.54   (7,214.36)
083481-2  GALINDO   30,138.49    2,935.04  27,203.45   (4,596.47)
084487-8  TERRY     19,342.89    1,285.62  18,057.27   (1,069.55)
079176-4  WILSON    19,637.67    1,970.55  17,667.12   (4,884.96)
080787-5  DUGGINS   16,949.95    1,812.96  15,136.99   (5,448.74)
081118-2  MOSS      23,485.14    2,101.47  21,383.67   (5,919.13)
082375-7  LACY      27,207.61    1,736.95  25,470.66   (2,516.19)
082611-5  TROYER    24,913.26    2,068.01  22,845.25   (4,445.80)
083610-6  MCMURPHY  24,804.86    1,779.60  23,025.26   (4,407.15)
814764    MESSER     3,021.83    2,996.40      25.43  (12,240.83)
                         0.00                   0.00        0.00
                  ------------------------------------------------
                   306,086.33   39,744.51 266,341.82  (96,062.55)  (539,130.25)
                  ============================================================


                                                                            0%
                                                                ===============
As a percentage of the aggregate cut-off date principal balance

OAKWOOD MORTGAGE INVESTORS, INC. 1996-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER             REPORT DATE:  JANUARY 6, 1997
REMITTANCE REPORT                                POOL REPORT # 11
REPORTING MONTH:                       Dec-96
                                                 Page 5 of 6
CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL

                               Original        Beginning       Current
             Cert.            Certificate     Certificate     Principal
             Class             Balances        Balances        Payable
----------------------------------------------------------------------------


A-1                            46,000,000.00   34,998,804.59  (1,157,458.71)
A-1 Outstanding Writedown               0.00            0.00           0.00

A-2                            52,000,000.00   52,000,000.00           0.00
A-2 Outstanding Writedown               0.00            0.00           0.00

A-3                            31,061,000.00   31,061,000.00           0.00
A-3 Outstanding Writedown               0.00            0.00           0.00

A-4                            14,703,000.00   14,703,000.00           0.00
A-4 Outstanding Writedown               0.00            0.00           0.00

B-1                            13,069,000.00   13,069,000.00           0.00
B-1 Outstanding Writedown               0.00            0.00           0.00

B-2                             6,536,459.00    6,536,459.00           0.00
B-2 Outstanding Writedown               0.00            0.00           0.00


                             -----------------------------------------------

                              163,369,459.00  152,368,263.59  (1,157,458.71)
                             ===============================================




                            Accelerated                     Ending                 Principal Paid
             Cert.           Principal    Writedown       Certificate   Pool         Per $1,000
             Class          Distribution   Amounts         Balances    Factor       Denomination
---------------------------------------------------------------------------------------------------


A-1                              0.00         0.00    33,841,345.88      73.56814%    25.16
A-1 Outstanding Writedown        0.00         0.00             0.00       0.00         0.00

A-2                              0.00         0.00    52,000,000.00     100.00000%     0.00
A-2 Outstanding Writedown        0.00         0.00             0.00       0.00         0.00

A-3                              0.00         0.00    31,061,000.00     100.00000%     0.00
A-3 Outstanding Writedown        0.00         0.00             0.00       0.00         0.00

A-4                              0.00         0.00    14,703,000.00     100.00000%     0.00
A-4 Outstanding Writedown        0.00         0.00             0.00       0.00         0.00

B-1                              0.00         0.00    13,069,000.00     100.00000%     0.00
B-1 Outstanding Writedown        0.00         0.00             0.00       0.00         0.00

B-2                              0.00         0.00     6,536,459.00     100.00000%     0.00
B-2 Outstanding Writedown        0.00         0.00             0.00       0.00         0.00


                           ------------------------------------------

                                 0.00         0.00   151,210,804.88
                           ==========================================

OAKWOOD MORTGAGE INVESTORS, INC. 1996-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER              REPORT DATE:  JANUARY 6, 1997
REMITTANCE REPORT                                 POOL REPORT # 11
REPORTING MONTH:                         Dec-96
                                                  Page 6 of 6

CERTIFICATE INTEREST ANALYSIS

                                                                                                Interest Paid
          Certificate     Remittance   Beginning   Current       Total    Interest    Ending    Per $1,000      Cert.     TOTAL
             Class           Rate       Balance    Accrual        Paid    Shortfall   Balance   Denomination   Class   ISTRIBUTION
                         ----------------------------------------------------------------------------------------------------------


A-1                        5.40%        0.00    157,494.62   157,494.62      0.00        0.00          4.50    A-1     1,314,953.33
A-1  Carryover Interest    0.00         0.00          0.00         0.00      0.00        0.00          0.00
A-1  Writedown Interest    0.00         0.00          0.00         0.00      0.00        0.00          0.00

A-2                        5.80%        0.00    251,333.33   251,333.33      0.00        0.00          4.83    A-2       251,333.33
A-2  Carryover Interest    0.00         0.00          0.00         0.00      0.00        0.00          0.00
A-2  Writedown Interest    0.00         0.00          0.00         0.00      0.00        0.00          0.00

A-3                        6.60%        0.00    170,835.50   170,835.50      0.00        0.00          5.50    A-3       170,835.50
A-3  Carryover Interest    0.00         0.00          0.00         0.00      0.00        0.00          0.00
A-3  Writedown Interest    0.00         0.00          0.00         0.00      0.00        0.00          0.00

A-4                        7.20%        0.00     88,218.00    88,218.00      0.00        0.00          6.00    A-4        88,218.00
A-4  Carryover Interest    0.00         0.00          0.00         0.00      0.00        0.00          0.00
A-4  Writedown Interest    0.00         0.00          0.00         0.00      0.00        0.00          0.00

B-1                        7.30%        0.00     79,503.08    79,503.08      0.00        0.00          6.08    B-1        79,503.08
B-1  Carryover Interest    0.00         0.00          0.00         0.00      0.00        0.00          0.00
B-1  Writedown Interest    0.00         0.00          0.00         0.00      0.00        0.00          0.00

B-2                        8.45%        0.00     46,027.57    46,027.57      0.00        0.00          7.04    B-2        46,027.57
B-2  Carryover Interest    0.00         0.00          0.00         0.00      0.00        0.00          0.00
B-2  Writedown Interest    0.00         0.00          0.00         0.00      0.00        0.00          0.00

X                                 443,067.70    482,951.93   386,889.38 96,062.55  539,130.25                   X        386,889.38

R                                       0.00          0.00         0.00      0.00        0.00                   R

Service Fee                             0.00    126,973.55   126,973.55      0.00        0.00                            126,973.55
                             --------------------------------------------------------------                           -------------

                                  443,067.70  1,403,337.59 1,307,275.04 96,062.55  539,130.25                          2,464,733.75

Less Reserve Fund Deposit                                          0.00                                                        0.00
                                                          -------------                                               -------------

                                                           1,307,275.04                                                2,464,733.75
                                                          =============                                               =============

